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                                                                    EXHIBIT 10.4



     THIS DEED OF ASSIGNMENT is made the 29th day of March One thousand nine hundred and ninety-six (1996) Between MICROPOLIS LIMITED, a foreign company incorporated in the Cayman Islands and having its registered office in Singapore at 5004 Ang Mo Kio Avenue 5 #01-11, Singapore 569872 (hereinafter called "the Assignor") of the one part and S T CHATSWORTH PTE LTD (Company Registration
No. 199600543C) a company incorporated in the Republic of Singapore and having its registered office at 83 Science Park Drive #01-01/02 The Curie Singapore Science Park, Singapore 118258 (hereinafter called "the Assignee") of the other part.


          WHEREAS:

(1) By a Building Agreement dated the 28th day of February 1995 (hereinafter called "the Building Agreement" which expression shall where the context so requires, include the Lease and any other document(s) executed/to be executed between the Assignor and JURONG TOWN CORPORATION relating to the said land) made between JURONG TOWN CORPORATION, a body corporate incorporated under the Jurong Town Corporation Act and having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore 609431 (herein called "the Lessor") of the one part and the Assignor of the other part, the Lessor agreed to grant to the Assignor the licence and authority to enter upon the land described in the Building Agreement and more particularly described in the Schedule hereto (herein called "the said land") for inter alia the construction of a building and for the installation of equipment machinery fixtures and fittings (hereinafter collectively referred to as the "Building") and upon completion of the Building and satisfactory compliance by the Assignor of all the terms and conditions contained inter alia in the Building Agreement, the Lessor will grant and the Assignor will accept and execute a Lease (herein referred to as "the Lease" which expression shall include all such supplemental lease(s), assurance(s) or document(s) of title) of the said land together with the Building for the term of years and subject to the terms and conditions contained in the format set out in the First Schedule to the Building Agreement or otherwise.

     AND WHEREAS the Assignor has agreed to assign to the Assignee all its rights title and interest under the Building Agreement and to the Lease to be issued by the Lessor for the consideration of Dollars Forty One Million ($41,000,000.00) and the Lessor has consented to the assignment subject to the stipulations terms and conditions and covenants contained in the Building
Agreement and the Lessor's letter of approval dated                      to the
                                                    --------------------
Assignor's solicitors M/s Arthur Loke & Partners.

     AND WHEREAS the Lease in respect of the said land has not yet been issued to the Assignor.


          NOW THIS DEED WITNESSETH as follows:


1. In pursuance of the said agreement and in consideration of the sum of Dollars Forty One Million ($41,000,000.00) paid by the Assignee to the Assignor (the receipt whereof the Assignor hereby acknowledges) the Assignor as beneficial owner and with the consent of the Lessor HEREBY ASSIGNS unto the Assignee:-

     (a) ALL its right title interest benefits advantages permits licences and remedies which the Assignor has in, under or arising out of the Building Agreement and the full benefit and advantages thereof and of all stipulations therein contained to be performed on the part of the Lessor and of all rights and remedies for enforcing the same;

     (b) ALL THAT the right title estate and interest of the Assignor of and in the said land and the Building;


     (c) ALL THAT the full benefit and right of and to all moneys whether by way of purchase price premium rents or otherwise as shall have been paid by the Assignor


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[REVENUE STAMPS]

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          to the Lessor under and by virtue of the Building Agreement; and

     (d) ALL THAT the right title and interest of the Assignor to a grant from the Lessor of an Agreement to Lease/Lease or sub-lease (whichever is applicable) in respect of the said land and the Building for the terms of lease referred to in the Building Agreement

     TO HOLD the same unto the Assignee its successors and assigns absolutely.


2.   The Assignor hereby covenants with the Assignee as follows:-

     (a) that the Assignor will do and execute all such acts and deeds and procure from the Lessor the grant of such Agreement for Lease/Lease or sub-lease in favour of the Assignee in the form of Lease set out in the Second Schedule to the Building Agreement.

     (b) that until such Agreement for Lease/Lease or sub-lease has been granted to the Assignee as aforesaid the Assignor holds and will hold all the rights, title, interest, benefits, advantages, permits licences and remedies in and under the Building Agreement and all the estate, rights, title and interest of and in the said land and the Building in trust for the Assignee its successors in title and assigns absolutely and will at any time and from time to time when called upon at the request of the Assignee execute and do all such acts deeds matters and things as may be necessary to cause the said land and the Building to be more effectually vested in the Assignee, its successors in title and assigns and exercise all rights and remedies for the Assignee and on behalf of the Assignee.


3. In pursuance of the Building Agreement and for the consideration aforesaid and with a view to giving protection to the rights and interests of the Assignee herein the Assignor HEREBY IRREVOCABLY APPOINTS and constitutes the Assignee to be the true and lawful attorney for and in the name of or otherwise on behalf of the Assignor to exercise all the rights and remedies vested in the Assignor under the Building Agreement and for such purposes to do and execute all or any of the following acts deeds matters and things that is to say:-

     (a) To exercise all rights and remedies for enforcing the Building Agreement or in respect of any other matter or thing connected with or relating to or concerning the said land.

     (b) To commence and/or defend all legal proceedings brought against and/or by the Lessor in connection with the Building Agreement or in respect of the said land.

     (c) To take delivery of and accept from the Lessor the Agreement for Lease/Lease or sub-lease and/or such other assurance of or documents of title to the said land in the name of the Assignor or to the Assignee and to make all payments enter into covenants and do all other things which may be necessary for completing the same including all such applications and notifications at the Registry of Deeds or the Registry of Titles as may be necessary or desirable under any then existing statute providing for the registration of title to land.

     (d) To execute such Agreement for Lease/Lease or sub-lease and/or such other transfer or transfers or assurance or assurances or other deeds assignments instruments and documents and to do all such acts and things as may be necessary to effectually transfer, perfect and vest the title to the said land in the Assignee.

     (e) To abandon any legal proceedings and to compromise or settle or refer to arbitration all disputes or doubts which may arise in connection with the Building Agreement and/or the said land.

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     (f)  To register this or any other instrument in such manner as the
          Assignee may think fit and to bind the Assignor by way of covenant or declaration which may be necessary in order to carry out the objects of these presents.

     AND the Assignor hereby gives and grants unto the Assignee full power and authority to act in relation to the said land and Building as effectually to all intents and purposes as if the Assignor had personally performed the same.

     And for the better doing performing and executing of the matters and things aforesaid the Assignor hereby further grants unto the Assignee full power and authority to substitute and appoint in the place and stead of the Assignee one or more attorney or attorneys of the Assignee all or any of the powers and authorities hereby conferred and to revoke any such appointment from time to time and to substitute or appoint any other or others in the place of such attorney or attorneys as the Assignee may think fit.

     AND the Assignor hereby declares that all acts deeds matters and things executed or done by virtue of these presents by the Assignee or any substitute or substitutes appointed by the Assignee shall be as good valid and effectual to all intents and purposes whatsoever as if the same had been executed done or made by the Assignor personally AND the Assignor hereby covenants to allow ratify and confirm all and whatsoever which the Assignee or any substitute or substitutes appointed by the Assignee shall do or cause to be done by virtue of the authority and powers hereby conferred.

     The Assignor hereby further declares that the power and authority hereby conferred are given for valuable consideration and shall be and remain irrevocable for a period expiring only on the registration of a Lease by the Lessor in the Assignee's favour with the appropriate authority or the vesting of the said land and the Building in the Assignee.


4. The Assignee for itself and its successors and assigns hereby covenants with the Assignor:-


     (a) To punctually pay on due date the yearly rent or any revision or revisions thereof and all other rents fees costs and charges stipulated in the Building Agreement and the Lease in favour of the Assignee.

     (b) To perform fulfill and observe all the stipulations on the part of the Assignor contained in the Building Agreement and the Lease and will at all times hereafter save harmless and keep indemnified the Assignor its successors-in-title from and against all actions proceedings damages penalties costs claims and demands by reason or on account of the non-observance thereof or otherwise in relation thereto.


5. The Assignor hereby covenants with the Assignee that it has not done or knowingly suffered or been party or privy to any act or thing whereby the Assignor is prevented from assigning the benefit of the Building Agreement, and all estate rights title and interest in the said land and Building and all benefits thereof.


6. The Assignor hereby warrants that there are no breaches of any terms and conditions of the Building Agreement and the Assignor shall at all times hereafter save harmless and keep indemnified the Assignee its successors-in-title and assigns from and against all actions proceedings damages penalties costs claims and demands by reason or on account of any non-observance of all or any of the terms stipulations conditions on the part of the Assignor contained in the Building Agreement.

     IN WITNESS WHEREOF the Assignor and the Assignee have caused their respective Common Seals to be hereunto affixed the day and year first above written.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

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     The Building Agreement dated 28 February 1995 made between the Lessor and the Assignor in respect of the said Land.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

     ALL THAT piece of land known as Private Lot A14269 forming part of Government Survey lots 7634, 9419, 10979 and 12500 of Mukim 18 Ang Mo Kio and situated in the Republic of Singapore as shown on the plan annexed to the Building Agreement and estimated to contain an area of 17,930 square metres more or less subject to survey.


The Common Seal of MICROPOLIS         )
LIMITED was hereunto affixed          )
in the presence of:-                  )


                                             /s/ [SIGNATURE]
                                             -----------------------------------
                                             DIRECTOR


                                             /s/ [SIGNATURE]
                                             -----------------------------------
                                             DIRECTOR/SECRETARY


The Common Seal of S T CHATSWORTH    )
PTE LTD was hereunto affixed         )
in the presence of:-                 )


                                             /s/ [SIGNATURE]
                                             -----------------------------------
                                             DIRECTOR


                                             /s/ [SIGNATURE]
                                             -----------------------------------
                                             DIRECTOR/SECRETARY

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     I, TAN CHIN CHWEE JASMINE, an Advocate and Solicitor of the Supreme Court
in the Republic of Singapore, practising in Singapore hereby certify that on the 29th day of March, 1996 the Common Seal of MICROPOLIS LIMITED was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company (which regulations have been produced and shown to me).


     WITNESS my hand this day 29th of March 1996.

                       /s/ TAN CHIN CHWEE JASMINE
                       --------------------------



     I, LUCY CHENG GEOK LENG, an Advocate and Solicitor of the Supreme Court in the Republic of Singapore, practising in Singapore hereby certify that on the 29th day of March 1996 the Common Seal of S T CHATSWORTH PTE LTD was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company (which regulations have been produced and shown to me).

     WITNESS my hand this 29th day of March 1996.


                       /s/ LUCY CHENG GEOK LENG
                       ------------------------